                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant:                        [X]
Filed by a Party other than the Registrant: [ ]

Check the appropriate box:

[X]        Preliminary Proxy Statement

[ ]        Definitive Proxy Statement

[ ]        Definitive Additional Materials

[ ]        Soliciting Materials Pursuant to Section 240.14a-11(c) or
           Section 240.14a-12

                                  PROBEX CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                                                                PRELIMINARY COPY

                                 [PROBEX LOGO]

                                  PROBEX CORP.
                                   1467 LeMay
                                    Suite 111
                             Carrollton, Texas 75007
                            Telephone (972) 466-1555
                               Fax (972) 466-1556

                                                                  August 1, 2000

Dear Probex Corp. Stockholder:

         I am pleased to invite you to Probex's (the "Company") Special Meeting of Stockholders. The meeting will be at 9:00 a.m., local time, on Thursday, August 31, 2000, at the offices of the Company, 1467 LeMay, Suite 111, Carrollton, Texas 75007.

         At the meeting, you and the other stockholders will vote on the proposal to increase the authorized shares of common stock of the Company from 50,000,000 shares to 100,000,000 shares, the proposal to change the state of incorporation of the Company from Colorado to Delaware and the proposal to authorize the Company to offer and sell up to ten million shares of the Company's common stock.

         We hope you can join us on August 31st. Whether or not you can attend, please read the enclosed Proxy Statement. When you have done so, please mark your votes on the enclosed proxy, sign and date the proxy, and return it to us in the enclosed envelope. Your vote is important, so please return your proxy promptly.


                                       Sincerely,


                                       Thomas G. Plaskett
                                       Chairman of the Board and
                                       Chief Executive Officer

                                                                PRELIMINARY COPY

                                   ----------

                           NOTICE AND PROXY STATEMENT

                                   ----------

                                 [PROBEX LOGO]

                                  PROBEX CORP.
                              1467 LeMay, Suite 111
                             Carrollton, Texas 75007

                                 August 1, 2000

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           To Be Held August 31, 2000


         Probex Corp. will hold a Special Meeting of Stockholders at the offices of the Company, 1467 LeMay, Suite 111, Carrollton, Texas 75007, on Thursday, August 31, 2000, at 9:00 a.m., local time.

         We are holding this meeting:

     o To approve an amendment to the Company's Articles of Incorporation that increases the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares;

     o To approve the change in the state of incorporation of the Company from Colorado to Delaware;

     o To approve the offer and sale of up to ten million shares of the Company's common stock in one or more private placement transactions, subject to the terms outlined in this Proxy Statement; and

     o to transact any other business that properly comes before the meeting.

     Your Board of Directors has selected July 31, 2000 as the record date for determining stockholders entitled to vote at the meeting. A list of stockholders on that date will be available for inspection at the offices of the Company, 1467 LeMay, Suite 111, Carrollton, Texas 75007, for ten days before the meeting.

         This Notice and Proxy Statement are being distributed to stockholders on or about August 1, 2000.

                                       By Order of the Board of Directors


                                       Thomas G. Plaskett
                                       Chairman of the Board and
                                       Chief Executive Officer

                                TABLE OF CONTENTS



                                                                                                 Page
                                                                                                 ----
GENERAL INFORMATION ...............................................................................1

PRINCIPAL STOCKHOLDERS ............................................................................3
         Security Ownership of Certain Beneficial Owners ..........................................3
         Security Ownership of Management .........................................................4

PROPOSALS .........................................................................................6
         Proposal 1 - Amendment to the Articles of Incorporation to Increase
              Authorized Shares ...................................................................6
         Proposal 2 - Reincorporation in the State of Delaware ....................................7
         Proposal 3 - Approval of the Offer and Sale of up to
              Ten Million Shares of the Company's Common Stock ....................................16

OTHER BUSINESS ....................................................................................18

SUBMISSION OF STOCKHOLDER PROPOSALS ...............................................................18

EXHIBIT A - Amendment to Articles of Incorporation

EXHIBIT B - Agreement and Plan of Merger

EXHIBIT C - Delaware Certificate of Incorporation

                               GENERAL INFORMATION

Q:       Who is soliciting my proxy?

A: We--the Board of Directors of Probex Corp.--are sending you this Proxy Statement in connection with our solicitation of proxies for use at Probex's August 31, 2000 Special Meeting of Stockholders. Certain directors, officers and employees of Probex also may solicit proxies on our behalf by mail, phone, fax or in person.

Q:       Who is paying for this solicitation?

A: Probex will pay for the solicitation of proxies, including out-of-pocket expenses estimated to be $15,000. Probex also will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses to forward our proxy materials to the beneficial owners of Probex common stock.

Q:       What am I voting on?

A: You are voting on the proposal to amend the Company's articles of incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares, the proposal to change the state of incorporation of the Company from Colorado to Delaware and the proposal to approve the offer and sale of up to ten million shares of the Company's common stock.

Q:       Who can vote?

A: Stockholders of record of Probex's common stock at the close of business on July 31, 2000, are entitled to vote at the meeting. Each stockholder is entitled to cast one vote for each share of common stock owned.

Q.       How do I vote?

A. You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting. If you have shares held by a broker or other nominee, you may instruct your broker or nominee to vote your shares by following the instructions that the broker or nominee provides you. Most brokers offer voting by mail, telephone and Internet.

Q.       How do proxies work?

A. The Board of Directors of Probex Corp. is asking for your proxy. Giving your proxy to the persons named by us means you authorize them to vote your shares at the meeting in the manner you direct.

         If you sign and return the enclosed proxy card but do not specify how your shares are to be voted, your shares will be voted FOR the proposal to amend the Company's articles of incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares, FOR the proposal to change the state of incorporation of the Company from Colorado to Delaware, and FOR the proposal to approve the offer and sale of up to ten million shares of the Company's common stock.

Q:       What constitutes a quorum?

A: On the record date, Probex had ________________ shares of common stock, no par value, outstanding. Voting can take place at the Special Meeting only if stockholders owning a majority of the voting power of the common stock (that is, a majority of the total number of votes entitled to be cast) are present, either in person or by proxy. If you do not vote, or if a broker holding your shares in "street" or "nominee" name indicates to us on a proxy that you have not voted and it lacks discretionary authority to vote your shares, we will not consider your shares as present or entitled to vote for any purpose.

         You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. If you also hold shares through a broker or other nominee, you may also get material from them asking how you want to vote. To be sure that all of your shares are voted, we encourage you to respond to each request you receive.

Q.       How do I revoke a proxy?

A. You may revoke your proxy before it is voted by submitting a new proxy with a later date; by voting in person at the meeting; or by notifying Probex's Secretary in writing at the address listed on the cover letter.

Q.       Will my shares be voted if I don't sign a proxy?

A. If you hold your shares directly in your own name, they will not be voted unless you provide a signed proxy. Under certain circumstances, shares which you own that are held by a broker may be voted even if you do not provide voting instructions to the broker. Brokerage firms have the authority under the American Stock Exchange rules to vote customers' unvoted shares on certain "routine" matters. The proposal to amend the Company's articles of incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares, the proposal to approve the change in the state of incorporation of the Company from Colorado to Delaware and the proposal to approve the offer and sale of up to ten million shares of the Company's common stock, are not "routine" matters, and therefore, your shares will not be voted on these matters if your proxy is not signed.

Q.       How many votes are needed for approval?

A. Approval of the amendment to the Company's articles of incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares and the change in the state of incorporation of the Company from Colorado to Delaware, each requires the affirmative vote of a majority of the shares outstanding. For this purpose, an abstention will have the same effect as a vote against the proposal. Broker non-votes also will have the same effect as a vote against the proposal.

         Approval of the offer and sale of up to ten million shares of the Company's common stock requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the meeting. For this purpose, an abstention will have the same effect as a vote against the proposal to approve the offer and sale of the Company's common stock. Broker non-votes will not be counted as a vote either for or against the proposal to approve the offer and sale of

         Company's common stock and will not be counted in determining the number of shares entitled to vote on the offer and sale of the Company's common stock proposal.

         A "broker non-vote" occurs when a broker submits a proxy but does not vote for or against a matter. This will occur when the beneficial owner has not instructed the broker how to vote and the broker does not have discretionary authority to vote in the absence of instructions.

                             PRINCIPAL STOCKHOLDERS

Security Ownership of Certain Beneficial Owners

         The following table sets forth the number of shares of the Company's common stock owned by each person who, as of the record date, was known by the Company to own beneficially more than five percent (5%) of its common stock.

         In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities to which the person has the right to acquire beneficial ownership within sixty (60) days.

Name and Address                               Amount and Nature                  Percent
of Beneficial Owner                           of Beneficial Owner                of Class*
-------------------                           -------------------                ---------
HSB Engineering Finance Corp                       2,796,114                       11.0%
One State Street
Hartford, CT 06102

Thomas G. Murray                                   1,551,957(1)                     6.1%
Director
1467 LeMay, Suite 111
Carrollton, TX 75007

Alex D. Daspit                                     1,620,195(2)                     6.3%
3207 Drexel Ave.
Dallas, Texas 75205

General Conference of                              1,468,571(3)                     5.5%
Seventh-day Adventists
12501 Old Columbia Pike
Silver Spring, MD 20904
---------------------------------------------------------------------------------------------

Notes:

* Based on ___________ shares of common stock outstanding as of July 31, 2000.

1. Includes 85,410 shares that may be acquired pursuant to the exercise of warrants. Excludes 490,000 shares that may be acquired pursuant to the exercise of stock options that have not vested.

2. Includes 85,000 shares that may be acquired pursuant to the exercise of warrants and 100,000 shares that may be acquired pursuant to the exercise of fully vested stock options. Excludes 300,000 shares that may be acquired pursuant to the exercise of stock options that have not vested.

3. Includes 240,750 shares that have been subscribed for but have not yet been issued, and 1,021,333 shares that may be acquired upon the exercise of conversion rights relating to 191,500 shares of 10% Cumulative Convertible Preferred Stock, Series A.

Security Ownership of Management

         The following sets forth the number of shares of the Company's common stock beneficially owned by (1) the individual directors (including advisory directors) of the Company, (2) the current and immediate former President and Chief Executive Officer of the Company and (3) all executive officers and directors of the Company as a group, as of the record date.

         No executive officers or directors own shares of the Series A Preferred Stock.

Name and Address                               Amount and Nature                  Percent
of Beneficial Owner                           of Beneficial Owner                of Class*
-------------------                           -------------------                ---------
K. Bruce Jones                                     935,621(1)                       3.7%
Director
88 S. Bishop Road
Santa Rosa Beach, FL 32459

Anthony J. Maselli                                  20,000(2)                        **
Director
109 North Road
Harwinton, CT 06791

Thomas G. Murray                                 1,551,957(3)                       6.1%
Director
1467 LeMay, Suite 111
Carrollton, TX 75007

Thomas G. Plaskett                                 353,750(4)                       1.4%
Chairman, CEO & President
1467 LeMay, Suite 111
Carrollton, TX 75007

Charles M. Rampacek                                 10,000(5)                        **
Director
1467 LeMay, Suite 111
Carrollton, TX 75007

Nicholas W. Hollingshad                            832,400(6)                       3.3%
Advisory Director
3204 Long Prairie Road, Suite C
Flower Mound, TX 75022

William A. Searles                                 251,325(7)                       1.0%
Advisory Director
179 Hartshorne Rd.
Locust, NJ 07760


All Executive Officers and Directors as a Group  5,239,946(8)                       ___%
---------------------------------------------------------------------------------------------

Notes:

*        Based on ______________ shares of common stock outstanding as of July
         31, 2000.

**       Represents less than 1% of the outstanding common stock.

1. Includes 445,207 shares owned by CPM Partners, L.L.C. for which Mr. Jones exercises voting control. Mr. Jones disclaims beneficial ownership of these shares. Also includes 154,469 shares that may be acquired pursuant to the exercise of warrants. Excludes 40,000 shares that may be acquired pursuant to the exercise of warrants that have not vested.

2. All of these shares may be acquired pursuant to exercise of warrants. Excludes 40,000 shares that may be acquired pursuant to the exercise of warrants that have not vested.

3. Includes 85,410 shares that may be acquired pursuant to the exercise of warrants. Excludes 490,000 shares that may be acquired pursuant to the exercise of stock options that have not vested.

4. Includes 185,000 shares that may be acquired pursuant to the exercise of warrants. Excludes 165,000 shares that may be acquired pursuant to the exercise of warrants that have not vested.

5.       All of these shares may be acquired upon the exercise of stock options.

6. All of these shares are owned by Probex Southwest Partnership LP, for which Mr. Hollingshad exercises voting control. Mr. Hollingshad disclaims beneficial ownership of these shares, except to the extent of his aggregate pecuniary interest (approximately 16.5%) in the partnership.

7. All of these shares may be acquired pursuant to the exercise of warrants held by American Physicians Service Group, for which Mr. Searles exercises voting control. Mr. Searles disclaims beneficial ownership of these shares.

8. Represents 9 persons and includes 160,000 shares that may be acquired pursuant to the exercise of options, 922,086 shares that may be acquired pursuant to the exercise of warrants, and 1,528,932 shares for which the officer or director exercises voting rights but disclaims beneficial ownership.

                                  PROPOSAL ONE

                    AMENDMENT OF ARTICLES OF INCORPORATION TO
                           INCREASE AUTHORIZED SHARES

General

         The Company's Articles of Incorporation (the "Articles") currently provide, in Article IV thereof, that 50,000,000 shares of common stock are authorized to be issued. The Board of Directors has unanimously approved and adopted, subject to stockholder approval, an amendment to the Articles that increases the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares. The text of the proposed Amendment to Article IV of the Articles is attached to this Proxy Statement as Exhibit A.

         As of July 31, 2000, there were __________ outstanding shares of common stock and __________ shares of common stock that were reserved for issuance upon conversion of outstanding preferred stock, under outstanding warrants, options and pursuant to previously adopted stock option plans. On a fully diluted basis, ______________ shares of common stock would be outstanding. As a result, the Company has available only ___________ additional shares for issuance under the Articles.

         THE AUTHORIZATION OF AN ADDITIONAL 50,000,000 SHARES OF COMMON STOCK AS CONTEMPLATED BY THE PROPOSED AMENDMENT WOULD GIVE THE BOARD OF DIRECTORS THE EXPRESS AUTHORITY, WITHOUT FURTHER ACTION OF THE COMPANY'S STOCKHOLDERS, TO ISSUE SUCH SHARES OF COMMON STOCK FROM TIME TO TIME AS THE BOARD OF DIRECTORS DEEMS NECESSARY OR ADVISABLE. THE COMPANY HAS BEEN ADVISED BY ITS FINANCIAL ADVISOR THAT HAVING AVAILABLE ADDITIONAL AUTHORIZED, BUT UNISSUED, SHARES OF COMMON STOCK WILL ALLOW THE COMPANY GREATER FLEXIBILITY IN CONSIDERING POTENTIAL FUTURE ACTIONS INVOLVING THE ISSUANCE OF CAPITAL STOCK FOR BUSINESS AND FINANCIAL PURPOSES. THE COMPANY CURRENTLY HAS NO SPECIFIC PLANS TO ISSUE THE ADDITIONAL SHARES OF COMMON STOCK THAT WOULD BE AUTHORIZED BY THIS PROPOSAL. THE ADDITIONAL SHARES MAY BE USED, WITHOUT FURTHER STOCKHOLDER APPROVAL, EXCEPT AS MAY BE REQUIRED, FOR VARIOUS PURPOSES INCLUDING, BUT NOT LIMITED TO, RAISING CAPITAL, ACQUISITIONS, PROVIDING EQUITY INCENTIVES TO EMPLOYEES, OFFICERS OR DIRECTORS, AND STOCK SPLITS IN THE FORM OF STOCK DIVIDENDS.

         Although the proposed increase in the authorized capital stock of the Company could be construed as having anti-takeover effects, neither the Board of Directors nor the Company's management views this proposal in that perspective. Nevertheless, the Company could use the additional shares to frustrate persons seeking to effect a takeover or otherwise gain control of the Company by, for example, privately placing shares to purchasers who might side with the Board of Directors in opposing a hostile takeover bid. The Company is not aware of such hostile takeover bid at this time. Shares of common stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal the Articles would not receive the requisite vote required. Such uses of the common stock could render it more difficult or discourage an attempt to acquire control of the Company, if such transactions were opposed by the Board of Directors.

         The additional shares of common stock will have rights identical to the currently outstanding common stock. The shares of common stock have no preemptive rights or other rights to subscribe for additional shares. Adoption of the proposed Amendment and any issuance of the common stock would not affect the rights of the holders of currently outstanding common stock, except for effects incidental to increasing the outstanding number of shares of common stock, such as dilution of earnings per share and voting rights of current holders of common stock.

         If the Amendment proposal is approved by the stockholders, the Amendment proposal will become effective when the Company files the Amendment to the Articles of Incorporation (the "Amended Articles") in the form of Exhibit A to this Proxy Statement, which contains the authorization for the larger number of shares. The Company anticipates that it will file the Amended Articles shortly after the Special Meeting of Stockholders.

         If this proposal to increase the number of authorized shares of common stock and the proposal to reincorporate in Delaware are both approved by the stockholders, this proposal will become effective when the Company merges into the wholly-owned Delaware subsidiary to be formed, as the certificate of incorporation of the Delaware subsidiary contains the authorization for the larger number of shares. The Company anticipates that it will merge with the wholly-owned Delaware subsidiary shortly after the Special Meeting of Stockholders.

         If the proposal to reincorporate in Delaware is not approved and the increase in the number of authorized shares is approved, then the Articles will be amended in accordance with Exhibit A to reflect the increase in the number of authorized shares.

Vote Necessary to Approve the Proposal

         The affirmative vote of the holders of a majority of the outstanding shares of common stock is necessary for approval of the Amendment. Therefore, abstentions and broker non-votes effectively count as votes against the Amendment.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE
             PROPOSED AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED
                     SHARES OF COMMON STOCK OF THE COMPANY.

                                  PROPOSAL TWO

                    REINCORPORATION IN THE STATE OF DELAWARE

Proposal

         The Board of Directors has unanimously approved and adopted the form of Agreement and Plan of Merger (the "Merger Agreement"), a copy which is included as Exhibit B to this Proxy Statement, pursuant to which the Company is to be merged with and into Probex Corp., a Delaware corporation ("Probex Delaware") to be organized by the Company as a wholly-owned subsidiary solely for the purpose of effecting the change in the state of incorporation of the Company from Colorado to Delaware (the "Reincorporation"). On the effective date of the Reincorporation (the "Effective Date"), the Company will be merged into Probex Delaware and Probex Delaware will be the surviving corporation of the merger. The surviving corporation will be named Probex Corp., and its state of incorporation and legal domicile will be Delaware. The existing Board of Directors and officers of the Company will also serve as the Board of Directors and the officers of the surviving corporation, serving identical terms of office.

         Each outstanding share of common stock of the Company will be converted automatically into one share of common stock, $0.001 par value per share, of the surviving corporation (the "New Common

Stock"). Each stock certificate currently representing issued and outstanding shares of common stock of the Company will continue after the Reincorporation to represent the same number of shares of the New Common Stock of the surviving corporation. Each outstanding share of 10% Cumulative Convertible Preferred Stock, Series A, of the Company (the "Series A Preferred Stock") will be converted automatically into one share of 10% Cumulative Convertible Preferred Stock, Series A, par value $0.01 per share, of the surviving corporation (the "New Series A Preferred Stock"), with the same rights and preferences as applicable to the Series A Preferred Stock. There is not currently issued or outstanding any preferred stock of the Company, other than the Series A Preferred Stock.

         STOCKHOLDERS OF THE COMPANY NEED NOT EXCHANGE THEIR EXISTING STOCK CERTIFICATES INTO STOCK CERTIFICATES OF THE SURVIVING CORPORATION. HOWEVER, ANY STOCKHOLDERS DESIRING NEW STOCK CERTIFICATES REPRESENTING NEW COMMON STOCK OR NEW PREFERRED STOCK OF THE SURVIVING CORPORATION MAY SUBMIT THEIR EXISTING STOCK CERTIFICATES REPRESENTING SHARES OF THE COMPANY TO TRANSFER ONLINE, INC., THE TRANSFER AGENT OF THE COMPANY OR THE SURVIVING CORPORATION, TO OBTAIN NEW CERTIFICATES.

         Each stock option granted by the Company [under the 1999 Omnibus Stock and Incentive Plan, as amended and restated (the "1999 Plan")] and each option and warrant issued by the Company and outstanding immediately prior to the Effective Date shall be converted automatically into and become a stock option, option or warrant, to purchase, upon the same terms and conditions, the same number of Probex Delaware's common stock (subject to further adjustment as may be provided by the 1999 Plan, or the applicable options or warrants) which is equal to the number of shares of the Company's common stock which the holder thereof would have received had such holder exercised the option or warrant in full immediately prior to the Effective Date (whether such option or warrant was then exercisable). The price per share payable upon the exercise under each of said options and warrants shall (subject to further adjustments as may be provided in the 1999 Plan, or the applicable options and warrants) be equal to the exercise price per share thereunder immediately prior to the Effective Date. A number of shares of Probex Delaware's common stock shall be reserved for issuance upon the exercise of options and warrants equal to the number of the shares of the Company's common stock so reserved immediately prior to the Effective Date.

         The Reincorporation will not result in any change in the name, business, management, benefit plans, locations (including the address and telephone number of the Company's principal executive offices), assets, liabilities or net worth of the Company. All of the assets, liabilities, subsidiaries and other properties of the Company will, pursuant to the Merger Agreement, become the assets, liabilities, subsidiaries and other properties of the surviving corporation to the fullest extent permitted by law. At the Effective Date, Probex Delaware will have no liabilities and only nominal assets.

         Assuming the requisite stockholder authorization and approval of the Reincorporation is obtained at the Special Meeting, it is presently anticipated that the Reincorporation will be consummated by September 5, 2000, or as soon thereafter as is practicable at the discretion of the Board of Directors. Other than the approval of the stockholders, the filing of the certificate of incorporation of Probex Delaware with the Secretary of State of Delaware, and the filing of the articles of merger with the offices of the Secretary of State of Colorado and articles of merger with the Secretary of State of Delaware, there are no federal or state regulatory requirements that must be complied with or approvals that must be obtained in connection with the Reincorporation. The Board of Directors of the Company has, however, reserved the right to abandon the Reincorporation prior to the Effective Date. See "Amendment of the Merger Agreement or Abandonment of Reincorporation."

Principal Reasons for Changing the State of Incorporation

         The Board of Directors believes that the best interest of the Company and its stockholders will be served by changing its place of incorporation from Colorado to Delaware. The Board of Directors believes that Delaware General Corporation Law (the "DGCL") will be better suited to the present and future legal and business needs of the Company.

         The Reincorporation in the State of Delaware has many distinct advantages. For many years, Delaware has followed a policy of encouraging incorporation under its jurisdiction. In furtherance of that policy, Delaware has long been the leading state in adopting, construing and implementing comprehensive and flexible corporate laws in response to the legal and business needs of corporations. As a result, the DGCL has become widely regarded as the most extensive and well-defined body of corporate law in the United States. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. Moreover, the Delaware courts have rendered a substantial number of decisions interpreting and explaining Delaware law. The Reincorporation accordingly will be beneficial to the Company in that it will give the Company a greater degree of predictability and certainty regarding how the Company's affairs should be conducted in order to comply with applicable laws and the comfort and security resulting from the Company's awareness of the responsiveness of Delaware's Secretary of State and its legislature and courts to the needs of corporations organized under Delaware's jurisdiction. For these reasons, many American corporations that have initially chosen their home state for their state of incorporation have subsequently changed their corporate domicile to Delaware.

         The Board of Directors believes that the proposed Reincorporation would result in numerous advantages to both management and the Company's stockholders. Paramount among those is the sophistication of the Delaware corporate law and predictability that this sophistication lends to the Company's legal affairs. Despite the unanimous belief of the Board of Directors that the Reincorporation is in the best interest of the Company and its stockholders, stockholders should be aware that Delaware law has been publicly criticized by some commentators on the grounds that it does not afford minority stockholders the same substantive rights and protections as are available in a number of other states. Stockholders should note that the statutory appraisal rights of stockholders of a Delaware corporation are more limited than those under Colorado law. See "Comparison of Colorado and Delaware Law."

         Previously in July 1997, the stockholders approved the reincorporation of the Company in the State of Delaware. The Board of Directors, however, determined it was in the best interest of the Company to abandon the reincorporation at that time. In light of the Company's current status as a reporting public company whose common stock is listed on the American Stock Exchange, the Board of Directors believes that it is now in the best interest of the Company to reincorporate in Delaware. Further, the historical basis for being a Colorado corporation is no longer applicable. The Company has no current or anticipated business activities in Colorado.

Colorado Articles of Incorporation and Bylaws and Delaware Certificate of Incorporation and Bylaws

         Although the Reincorporation is not expected to change the business and operations of the Company, the Reincorporation will change the legal domicile of the Company and will change the law applicable to the Company's corporate affairs from Colorado to Delaware and will result in the Company's corporate affairs being governed by the Certificate of Incorporation of Probex Delaware (the "Delaware Certificate"), and the Bylaws of Probex Delaware ("Delaware Bylaws"). The Delaware Certificate and the Delaware Bylaws will be substantially the same as the current Articles and Bylaws of the Company ("Colorado Articles" and "Colorado Bylaws," respectively). The Delaware Certificate, however, contains a larger number of authorized shares than the Colorado Articles, which is subject to approval by the stockholders pursuant to the Amendment proposal. If the Amendment proposal is not approved, but the Reincorporation proposal is approved, such vote will be deemed to be a vote in favor of an amendment to the Delaware Certificate to reduce the number of authorized shares to 50,000,000, the same number in effect under the current Colorado Articles prior to the proposed Amendment. In addition, the Delaware Certificate alters the par value of the common stock and preferred stock to $0.001 par value per authorized share, while the Colorado Articles provide for no par value per share of common stock and preferred stock. The par value of the Series A Preferred Stock will remain the same in the Delaware Certificate as prescribed in the Colorado Articles at $0.01 par value per share. Any stockholders desiring copies of the Delaware Certificate and Delaware Bylaws, and the Colorado Articles and Colorado Bylaws, may obtain such copies from the Company, without charge, upon written request therefor sent to the Company at 1467 LeMay, Suite 111, Carrollton, Texas 75007, attention Bruce A. Hall, Chief Financial Officer.

Comparison of Colorado and Delaware Law

         Certain relevant similarities and differences exist between the Colorado Business Corporation Act (the "CBCA"), as the law currently applies to the Company, and the DGCL, as the law would apply to the Company after the Reincorporation. Although it is impractical to note all of the similarities and differences between the corporation laws of Colorado and Delaware, the following is a summary of what the Company believes are the material differences between Colorado law and Delaware law, as applicable to the Company:

                  Indemnification and Limitation of Liability

         Colorado and Delaware have similar laws respecting indemnification by a corporation of its officers and directors, employees and other agents. Under both Colorado and Delaware law, corporations may limit the liability of directors, except in connection with the following instances: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith, or involving intentional misconduct or knowing violation of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provision does not limit the liability of a director for violation of or otherwise relieve the Company or its directors from the necessity of complying with, federal or state securities laws or affect the availability of non-monetary remedies such as injunctive relief or rescission.

         The Colorado Articles eliminate the liability of directors of the Company to the fullest extent permissible under Colorado law. Similarly, the Delaware Certificate also will eliminate the liability of directors to the fullest extent permissible under Delaware law, as such law currently exists or as it may be amended in the future. Furthermore, a provision of Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. Although the provisions of the CBCA and the DGCL are similar with respect to the ability of directors, officers, employees and agents of the corporation to seek indemnification from the corporation, the provisions of the DGCL contain fewer limitations on the ability of such parties to seek indemnification from a corporation and accordingly permit broader indemnification than the Colorado statute.

                  Interested Director Transactions

         Under both the CBCA and the DGCL, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under the CBCA and the DGCL. The most significant difference between the DGCL and the CBCA is that under the CBCA, a corporation cannot rely on ratification or authorization of a disinterested board of directors regarding a loan or guarantee benefiting a director unless the stockholders have been given at least ten (10) days written notice. The Company is not aware of any plans of the Board of Directors to propose, authorize, or ratify any such transaction for which notice would be required under the CBCA, but not under the DGCL.

                  Removal of Directors; Classified Board of Directors

         Under the CBCA, unless the articles of incorporation of a corporation provide otherwise, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of outstanding shares entitled to vote. However, if cumulative voting is in effect, no individual director may be removed if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting, and any director elected by a group can only be removed by that voting group.

         Under the DGCL, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. A director of a corporation with a classified board of directors may be removed only for cause, unless the corporation's certificate of incorporation otherwise provides. The Delaware Certificate does not provide for a classified board or for cumulative voting.

                  Voting by Stockholders.

         Under the DGCL and pursuant to the Colorado Articles, as permitted by the CBCA, a majority of the stockholders of both acquiring and target corporations must approve any statutory merger, except in certain circumstances substantially similar under both the CBCA and the DGCL. Also, under the DGCL and pursuant to the Colorado Articles, as permitted by the CBCA, a sale of substantially all of the assets of a corporation must be approved by a majority of the outstanding voting shares of the corporation transferring such assets. With certain exceptions, the CBCA also requires that mergers, share exchanges, certain sales of assets and similar transactions be approved by a majority vote of each voting group of shares outstanding. In contrast, the DGCL generally does not require class voting, except in certain transactions involving an amendment to a corporation's certificate of incorporation that adversely affects a specific class of shares. As a result, stockholder approval of such transactions may be easier to obtain under the DGCL for companies which have more than one class of shares outstanding.

                  Special Meetings.

         A special meeting of the stockholders of a Colorado corporation may be called by the holders of shares entitled to vote not less than 10% of the votes at the meeting. Stockholders of Delaware corporations do not have a right to call a special meeting unless it is conferred in the corporation's certificate of incorporation or bylaws. The Delaware Certificate and the Delaware Bylaws do not permit stockholders to call special meetings.

                  Stockholder Action by Consent.

         Under the CBCA, unless the articles of incorporation require that a particular action be taken at a meeting of stockholders, any action to be taken by stockholders may be taken instead by the unanimous written consent of all stockholders entitled to vote thereon.

         Under the DGCL, action in lieu of a meeting is also allowed. However, under the DGCL, action may be taken by the written consent of only those stockholders required to vote in favor of the action. Those stockholders not executing written consents (and who would otherwise be entitled to notice of a meeting at which such action would have otherwise taken place) must receive prompt notice of the action taken.

                  Quorum.

         Pursuant to the Colorado Articles, a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. Similarly under the DGCL and the Delaware Certificate, a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting.

                  Cumulative Voting Rights.

         A Colorado corporation has cumulative voting for directors unless expressly prohibited by the articles of incorporation. The Company has expressly prohibited cumulative voting in its Articles. Cumulative voting must be expressly provided for in the certificate of incorporation of a Delaware corporation. The Delaware Certificate does not provide for cumulative voting.

                  Stockholder Derivative Suits.

         The CBCA provides that a corporation or the defendant in a derivative suit may require the plaintiff stockholder to furnish a security bond if the stockholder holds less than five percent (5%) of the outstanding shares of any class and such shares have a market value less than $25,000. The DGCL does not have a similar bonding requirement.

                  Appraisal Rights

         Stockholders of Colorado corporations are entitled to exercise certain appraisal rights in the event of a merger, share exchange, sale, lease, exchange or any other disposition of all or substantially all of the property and assets of a corporation. Under Colorado law dissenting stockholders are entitled to object to the proposed corporate action and obtain payment of the fair value of the shares of the corporation owned by the stockholder. The Colorado statute specifies a procedure whereby the stockholder must perfect his or her appraisal rights.

         A Delaware corporation may, but is not required to, provide in its certificate of incorporation that appraisal rights shall be available to stockholders in the event of an amendment to the certificate of incorporation, the sale of all or substantially all of the assets of the corporation or the occurrence of any merger or consolidation in which the Delaware corporation is a constituent corporation. The Delaware Certificate does not grant appraisal rights in addition to those granted by Delaware law. The Board of Directors believes that the statutory appraisal rights under Delaware law sufficiently protect the rights of stockholders.

         Pursuant to Colorado law, a stockholder, however, is not entitled to dissent and obtain payment of the fair value of the shares of any class or series of shares which are either listed on a national securities exchange registered under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or on the National Association of Securities Dealers Automated Quotation System, or were held of record by more than two thousand (2,000) stockholders, at the time of the record date. Since the Company is listed on the American Stock Exchange, stockholders are not entitled to appraisal rights.

                  Business Combinations With Interested Stockholders.

         The DGCL contains a prohibition, subject to certain exceptions, on business combinations by a Delaware corporation with interested stockholders for a period of three years following the date that such holder became an interested stockholder. Interested stockholders are generally defined under the statute as stockholders owning 15% or more of the outstanding voting stock of the corporation. This general prohibition was designed to discourage hostile take-over attempts of Delaware corporations by third parties. Under the Delaware statute, this prohibition is inapplicable to corporations which do not have a class of voting stock that is (1) listed on a national securities exchange, (2) authorized for quotation on an inter-dealer quotation system of a registered national securities association or (3) held of record by more than 2,000 stockholders. Following the Reincorporation, Probex Delaware's stock will be listed on the American Stock Exchange. Accordingly, this prohibition will be applicable to Probex Delaware. The CBCA contains no corresponding prohibition on business combinations with interested stockholders.

                  Reduction of Capital.

         The DGCL provides that a corporation may reduce its capital in a variety of specified methods, including: (i) by reducing or eliminating the capital represented by shares of capital stock which had been retired; (ii) by applying to an otherwise authorized purchase or redemption of outstanding shares of its capital stock, some or all of the capital represented by the shares being purchased or redeemed or any capital that has not been allocated to any particular class of its capital stock; (iii) by applying to an otherwise authorized conversion or exchange of outstanding shares of its capital stock, some or all of capital represented by the shares being converted or exchanged, or some or all of any that has not been allocated to any particular class of its capital stock, or both, to the extent that such capital in the aggregate exceeds the total aggregate par value or the stated capital of any previously unissued shares upon such conversion or exchange; or (iv) by transferring to surplus (a) some or all of the capital not represented by any particular class of its capital stock, (b) some or all of the capital represented by issued shares of its par value capital stock, which capital is in excess of the aggregate par value of such shares, or (c) some of the capital represented by the issued shares of its capital stock without par value.

         The foregoing may be conducted without the approval of the Company's stockholders, provided that the assets remaining after the reduction are sufficient to pay any debts not otherwise provided for. The CBCA contains no directly corresponding provision. The statutory scheme for capitalization of Colorado corporations differs from the DGCL statute in that concepts such as "capital" and "surplus" are not addressed under the CBCA statute. The Board of Directors of the Company believes that the effect of this difference is not material to rights of stockholders of the Company.

                  Dividends and Repurchases.

         The CBCA dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus are retained under the DGCL. Under the CBCA, a corporation may not make any distribution (including dividends, or repurchases and redemptions of shares) if, after giving effect to the distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or (ii) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential liquidation rights of stockholders not receiving the distribution.

         The DGCL permits a corporation to declare and pay dividends out surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

                  Dissolution.

         Under the CBCA, dissolution may be authorized by the adoption of a plan of dissolution by the board of directors, followed by the recommendation of the proposal to the stockholders (unless because of a conflict of interest or other circumstances the board determines it cannot make any recommendation), then followed by the approval of stockholders entitled to vote thereon. The CBCA provides for the approval by a majority or each voting group entitled to vote thereon. The CBCA also provides for judicial dissolution of a corporation in an action by a stockholder upon a showing that (i) the directors are deadlocked in management, the stockholders are unable to break the deadlock, and irreparable injury to the corporation is threatened or being suffered, or the business and affairs of the corporation can no longer be conducted to the advantage of the stockholders generally, because of the deadlock, (ii) the directors or those in control of the corporation are acting or will act in a manner which is illegal, oppressive or fraudulent, (iii) the stockholders have been deadlocked over two annual meetings in the election of directors, or (iv) the corporate assets are being misapplied or wasted. A Colorado corporation can also be dissolved judicially upon other grounds in a proceeding by the attorney general, or in a proceeding by creditors, as well as by the secretary of state.

         Under the DGCL, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such board-initiated dissolution, the DGCL allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than simple majority) voting requirement in connection with dissolutions. The Delaware Certificate contains no such supermajority voting requirement; however, a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of Probex Delaware that had previously been approved by its Board of Directors. The DGCL provides for dissolution by operation of law for abuse, misuse or non-use of its corporate powers, privileges or franchises.

         Other.

         The foregoing is an attempt to summarize the more important differences in the corporation laws of the two states and does not purport to be a complete list of the differences in the rights and remedies of holders of shares of Colorado, as opposed to Delaware, corporations. Such differences can be determined in full by reference to the Colorado Business Corporation Act and Delaware General Corporation Law. In addition, both Colorado and Delaware law provide that some of the statutory provisions as they affect various rights of holders of shares may be modified by provisions in the articles or certificate of incorporation or bylaws of a corporation.

Tax Consequences of Reincorporation

         The Reincorporation will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly for federal income tax purposes, no gain or loss will be recognized by stockholders upon the conversion of the Company's common stock and preferred stock into New Common Stock and New Preferred Stock of the surviving corporation as a result of the Reincorporation. Each stockholder whose shares are converted from the Company's common stock or preferred stock into the New Common Stock or New Preferred Stock of the surviving corporation will have the same basis in the New Common Stock or New Preferred Stock of the surviving corporation that he or she had in his or her common stock or preferred stock of the Company immediately prior to the Effective Date and his or her holding period with respect to the New Common Stock or New Preferred Stock of the surviving corporation will include the period during which he or she held the corresponding shares of the Company's common stock or preferred stock, provided such corresponding shares of the Company's common stock or preferred stock were held by him or her as a capital asset on the Effective Date. No gain or loss will be recognized by the Company or the surviving corporation as a result of the Reincorporation.

NO INFORMATION IS PROVIDED HEREIN WITH RESPECT TO THE TAX CONSEQUENCES, IF ANY, UNDER APPLICABLE STATE, LOCAL OR FOREIGN LAWS, AND EACH STOCKHOLDER IS ADVISED TO CONSULT HIS OR HER PERS0NAL ATTORNEY OR TAX ADVISOR AS TO THE FEDERAL, STATE, OR LOCAL TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION IN VIEW OF THE STOCKHOLDER'S INDIVIDUAL CIRCUMSTANCES.

Amendment of the Merger Agreement or Abandonment of the Reincorporation

         The Board of Directors of the Company may amend, modify and supplement the Merger Agreement, before or after stockholder approval; provided, however, that no such amendment, modification or supplement may be made or become effective after stockholder approval which, in the judgment of the Board of Directors, would have a material adverse effect upon the rights of the Company's stockholders. The Merger Agreement may be terminated and the Reincorporation may be abandoned, notwithstanding stockholder approval, by the Board of Directors of the Company at any time before the Effective Date of the Reincorporation if the Board of Directors should determine that in its judgment the Reincorporation does not appear to be in the best interest of the Company or its stockholders.

Vote Necessary to Approve the Proposal

         The affirmative vote of a majority of the shares outstanding is necessary for approval of the Reincorporation. Therefore, abstentions and broker non-votes effectively count as votes against the Reincorporation.

         DISSENTER'S RIGHTS WILL NOT BE AVAILABLE TO STOCKHOLDERS IN CONNECTION WITH THE PROPOSED REINCORPORATION DUE TO THE COMPANY'S COMMON STOCK BEING LISTED ON THE AMERICAN STOCK EXCHANGE.

The text of the proposed Delaware Certificate is attached to this Proxy Statement as Exhibit C. If the Amendment is not approved, but the Reincorporation is approved, such vote will be deemed to be in favor of an amendment to the Delaware Certificate to reduce the number of authorized shares to 50,000,000, the same number in effect under the current Articles prior to the proposed Amendment.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
                      PROPOSAL TO REINCORPORATE THE COMPANY
                            IN THE STATE OF DELAWARE.

                                 PROPOSAL THREE

               APPROVAL OF THE OFFER AND SALE OF UP TO TEN MILLION
                      SHARES OF THE COMPANY'S COMMON STOCK

Proposal

         On July __, 2000, the Company engaged a financial advisor (the "Advisor"), as a non-exclusive financial advisor to assist the Company in exploring various financing alternatives. In relying on the recommendations of the Advisor, the Company may seek to raise additional capital through the issuance of one or more of its equity or debt securities. Currently, the Advisor's recommendation focuses on one or more private placements of the Company's common stock (the "Private Placements"). Although the Board of Directors generally has the authority to issue common stock from time to time, stockholder approval is required for certain private issuances of the Company's common stock in an amount that exceeds twenty percent (20%) of the outstanding common stock under the rules of the American Stock Exchange, on which the Company's common stock is currently listed.

         Based on (i) the aggregate amount of the Company's required expenditures in plant development, (ii) the aggregate amount of the Company's required capital for financing potential high quality acquisition targets that the Company has and may identify, (ii) the anticipated amount of the Company's working capital requirements, (iii) the current market value of the Company's common stock, and (iv) the fact that the Company may offer and sell its securities at a discount to the then prevailing market price, the Company may offer and sell in the Private Placements a number of shares of common stock that constitutes more than twenty percent (20%) of the Company's common stock issued and outstanding prior to such offer and sale. Consequently, the Company believes that it is prudent to seek stockholder approval in the event the Company pursues one or more Private Placements of the Company's common stock. The Board of Directors believes the pre-approval of potential Private Placements of the Company's common stock will provide the Company with the flexibility it deems appropriate for raising additional capital in a timely manner.

         The desirability and the specific terms of any Private Placement have not been determined, and the Company will pursue any such Private Placement only after due consideration by, and approval of, its Board of Directors. Even if the Company engages in a Private Placement, there can be no assurance that the Company will be successful in raising capital pursuant to the Private Placement or otherwise.

         THIS PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO PURCHASE SECURITIES OF THE COMPANY. ANY OFFER OF SECURITIES MADE BY THE COMPANY OR OTHER PERSON ON BEHALF OF THE

COMPANY MAY BE MADE ONLY PURSUANT TO MATERIALS AND OTHER OFFERING DOCUMENTS PREPARED BY THE COMPANY AND DELIVERED TO QUALIFIED PURCHASERS EXPRESSLY FOR USE IN CONNECTION WITH THE PRIVATE PLACEMENTS, AND ANY SUCH OFFER SHALL BE MADE IN COMPLIANCE WITH, OR PURSUANT TO AN EXEMPTION FROM, SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Financial Advisor

         The Company's agreement with the Advisor (the "Advisory Agreement") provides that the Advisor will explore various financing alternatives for the Company. The Advisor's current recommendation to the Company involves one or more Private Placements. This recommendation is subject to certain conditions, including that there be no material adverse change in the business of the Company or in general market conditions.

         In connection with the financial advisory services rendered to the Company, if the Company engages the Advisor to act as the placement agent with respect to the Private Placement, the Advisor will be entitled to the following:
(i) cash fees equal to 4% of the gross proceeds of the Private Placement, and
(ii) warrants to purchase shares of common stock in an amount equal to 3% of the fully-diluted shares of common stock issuable to the investors in the Private Placement at an exercise price equal to $0.01 per share.

The Private Placements

         The Company anticipates that any proposed Private Placement will consist of the offer and sale of up to ten million shares of the Company's common stock. It is anticipated that the offer and sale of the Company's common stock in the Private Placement would not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and accordingly such shares could not be offered and sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act. As a result of the restrictions on transfer under the Securities Act on shares to be issued in the Private Placement, it is expected that shares would be offered at some discount to the then prevailing market price for common stock customary for private placements of this nature. The actual offering price for the Private Placement will be based on market conditions and will be approved by the Company's Board of Directors. In order to minimize the discount to market price necessary in the Private Placement, the Company may to agree to file a registration statement under the Securities Act with respect to the resale of the shares of common stock sold in the Private Placement, and to use reasonable efforts to have such registration statement declared effective as soon thereafter as possible.

Stockholder Approval Requirement

         Although the Board of Directors of the Company possesses the authority under the Company's Articles of Incorporation to approve the issuance of common stock, Section 713 of the American Stock Exchange Company Guide generally requires stockholder approval in connection with the offer and sale of common stock (or securities convertible into common stock) at a price less than the market value which equals twenty percent (20%) or more of the shares of common stock outstanding before the offer and sale. The offer and sale of common stock pursuant to the Private Placement(s), if consummated, may exceed twenty percent (20%) of the common stock outstanding prior to any such offer and sale and may be at prices that constitute a discount to the then prevailing market price of the Company's common stock. Accordingly, the Board of Directors of the Company is seeking stockholder approval of the offer and sale of up to ten million shares of common stock in order to be prepared to complete the Private Placement(s), if and when the Board of Directors determines that a Private Placement is appropriate. Such terms will be determined by the Board of Directors in a manner that it believes to be in the best interest of the Company and its stockholders.

General Effect of Issuance of Common Stock on Existing Stockholders

         If the Company's stockholders approve this proposal and the Company elects to privately issue the Company's common stock on terms as previously described, the Company's existing stockholders will suffer dilution of their voting rights and earnings per share.

Vote Necessary to Approve the Proposal

         Under the American Stock Exchange Rules, the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the meeting is necessary for the approval of the offer and sale of up to ten million shares the Company's common stock. For this purpose, an abstention will have the same effect as a vote against the proposal to offer and sell the Company's common stock. Broker non-votes will not be counted as a vote either for or against the proposal and will not be counted in determining the number of shares entitled to vote on the proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO
                    APPROVE THE OFFER AND SALE OF UP TO TEN
                 MILLION SHARES OF THE COMPANY'S COMMON STOCK.

                                 OTHER BUSINESS

         The Company is not aware of any business to be acted upon at the Special Meeting other than that which is explained in this Proxy Statement. In the event that any other business calling for a vote of the stockholders is properly presented at the meeting, the holders of the proxies will vote your shares in accordance with their best judgment.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

         The Company did not hold an annual meeting for the year ended September 30, 1999. The Company, however, anticipates that it will hold its next annual meeting for the year ending September 30, 2000, in February 2001. Any stockholder who wishes to present a proposal for action at the 2001 annual meeting of stockholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by the Company, must deliver such proposal to the Company at its principal executive offices, no later than September 30, 2000, in such form as is required under regulations promulgated by the Securities and Exchange Commission.

                                    EXHIBIT A

                          ARTICLES OF AMENDMENT TO THE

                          ARTICLES OF INCORPORATION OF

                                  PROBEX CORP.

         Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation:

         FIRST: The name of the Corporation is Probex Corp.

         SECOND: The following amendments were adopted by the Board of Directors on July 19, 2000 and by the shareholders of the Corporation in the manner prescribed by the Colorado Business Corporation Act on August 31, 2000:

         ARTICLE IV - CAPITAL STOCK, A. AUTHORIZED SHARES shall be amended to increase the number of authorized shares of common stock and to read as follows:

                  "A. Authorized Shares. The aggregate number of shares which this Corporation shall have authority to issue is One Hundred Million (100,000,000) shares of no par value each, which shares shall be designated "Common Stock"; and Ten Million (10,000,000) shares of no par value each, which shares shall be designated "Preferred Stock" and which may be issued in one or more series at the discretion of the Board of Directors. In establishing a series the Board of Directors shall give to it a distinctive designation so as to distinguish it from the shares of all other series and classes, shall fix the number of shares in such series, and the preferences, rights and restrictions thereof. All shares of any one series shall be alike in every particular except as otherwise provided by these Articles of Incorporation or the Colorado Corporation Code."

         This amendment shall not change any other provisions of Article IV, which shall continue to read as currently stated and on file with the Colorado Secretary of State.

         THIRD: The number of shares voted for the amendment was sufficient for approval.

         FOURTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: Not applicable.

DATED:   September           , 2000
                   ----------

                                            PROBEX CORP.


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

ATTEST:

By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                    EXHIBIT B

                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER is made and entered into as of this ___ day of September, 2000, by and between Probex Corp., a Delaware corporation (the "Surviving Corporation"), and Probex Corp., a Colorado corporation (the "Merging Corporation"). The Merging Corporation and the Surviving Corporation are sometimes collectively referred to herein as the "Constituent Corporations."

                                    RECITALS

         The Merging Corporation is a Colorado corporation having authorized capital consisting of 50,000,000 shares of Common Stock, no par value per share, of which _______________ shares are issued and outstanding, and 10,000,000 of Preferred Stock, no par value per share, of which 1,000,000 shares are designated as 10% Cumulative Convertible Preferred Stock, Series A, $0.01 par value per share, of which _______ shares are issued and outstanding.

         The Surviving Corporation is a Delaware corporation having authorized capital consisting of [100,000,000] shares of Common Stock, $0.001 par value per share, of which 1,000 shares are issued and outstanding, all of which are owned by the Merging Corporation, and 10,000,000 shares of Preferred Stock, par value $0.001 per share, none of which are issued and outstanding, of which 1,000,000 shares are designated as 10% Cumulative Convertible Preferred Stock, Series A, $0.01 par value per share, none of which are issued and outstanding.

         The Merging Corporation and the Surviving Corporation have determined it to be advisable for the Merging Corporation to merge with and into the Surviving Corporation (the "Merger") pursuant to applicable provisions of the Delaware General Corporate Law and the Colorado Business Corporation Act on the terms hereinafter set forth, and the Boards of Directors of the Merging Corporation and the Surviving Corporation have each approved and adopted this Agreement and Plan of Merger and authorized the execution hereof.

                                 PLAN OF MERGER

         In consideration of the premises, the parties hereto do hereby adopt and make this Agreement and Plan of Merger and prescribe the terms and conditions of such Merger and the manner of carrying the same into effect, which shall be as follows:

1. Effective upon the later of (a) 5:00 P.M., Dallas, Texas time, on September ____, 2000, (b) the filing of the Articles of Merger with the Office of the Delaware Secretary of State and (c) the filing of the Articles of Merger with the Office of the Colorado Secretary of State (such time and date, or filing as the case may be, being referred to herein as the "Effective Date"), the Merging Corporation shall be merged with and into the Surviving Corporation, and the separate existence of the Merging Corporation shall cease.

2. The manner and basis of converting the issued and outstanding shares of the Merging Corporation's outstanding Common Stock , the outstanding stock options granted under the

         Merging Corporation's 1999 Omnibus Stock and Incentive Plan, as amended and restated (the "1999 Plan"), and the other outstanding options and warrants issued by the Corporation (collectively, the "Options and Warrants"), into shares of the Common Stock, stock options and Options and Warrants of the Surviving Corporation shall be as follows:

    2.01 At the Effective Date, each of the shares of Common Stock of the Merging Corporation issued and outstanding or held as treasury shares on the Effective Date shall, without any action on the part of either of the Constituent Corporations or any holder of such stock, be changed and converted into an equal number of fully paid and nonassessable shares of the Common Stock of the Surviving Corporation.

    2.02 Each stock certificate which, prior to the Effective Date, represented issued shares of the Common Stock of the Merging Corporation shall be and become on the Effective Date, a certificate representing an identical number of shares of Common Stock of the Surviving Corporation, automatically by virtue of the Merger and without any action on the part of the holder hereof.

    2.03 Each stock option granted by the Merging Corporation (under or subject to the 1999 Plan of the Merging Corporation) and each Option and Warrant issued by the Merging Corporation and outstanding immediately prior to the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a stock option, Option or Warrant, to purchase, upon the same terms and conditions, the number of shares of the Surviving Corporation's Common Stock (subject to further adjustment as may be provided in the 1999 Plan, or the applicable Options or Warrants) which is equal to the number of shares of the Merging Corporation's Common Stock which the holder thereof would have received had such holder exercised the option in full immediately prior to the Effective Date (whether or not such option was then exercisable). The price per share payable upon exercise under each of said options shall (subject to future adjustments as may be provided in the 1999 Plan, or the applicable Options or Warrants) be equal to the exercise price per share thereunder immediately prior to the Effective Date. A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options equal to the number of shares of the Merging Corporation's Common Stock so reserved immediately prior to the Effective Date.

    2.04 The 1999 Plan and all outstanding stock options, thereunder, and each outstanding Option and Warrant, shall immediately prior to the Effective Date of the Merger be amended to the extent necessary to permit continuance of the 1999 Plan, and continuance of said stock options, and such Options and Warrants, into those of the Surviving Corporation following the Merger, notwithstanding any provisions heretofore contained in such 1999 Plan, or such Options and Warrants.

3. The manner and basis of converting the issued and outstanding shares of the Merging Corporation's outstanding Preferred Stock into shares of Preferred Stock of the Surviving Corporation shall be as follows:

    3.01 At the Effective Date, each of the shares of Preferred Stock of the Merging Corporation issued and outstanding or held as treasury shares on the Effective Date shall, without any action on the part of either of the Constituent Corporations or any holder of such stock, be changed and converted into an equal number of fully paid and nonassessable shares of the Preferred Stock of the Surviving Corporation.

    3.02 Each stock certificate which, prior to the Effective Date, represented issued shares of Preferred Stock of the Merging Corporation shall be and become on the Effective Date, a certificate representing an identical number of shares of Preferred Stock of the Surviving Corporation, automatically by virtue of the Merger and without any action on the part of the holder thereof.

4. On the Effective Date, all of the shares of stock of the Surviving Corporation issued and outstanding on the Effective Date of the Merger shall be canceled and returned to the status of authorized but unissued shares.

5. On the Effective Date, each employee benefit plan and incentive compensation plan to which the Merging Corporation is then a party shall be assumed by, and continue to be the plan of, the Surviving Corporation. To the extent any employee benefit plan or incentive compensation plan of the Merging Corporation or any of its subsidiaries provides for the issuance or purchase of, or otherwise relates to, the Merging Corporation's Common Stock, after the Effective Date such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the Surviving Corporation's Common Stock upon the same terms and conditions.

6. The Officers and Directors of the Surviving Corporation on the Effective Date shall be and continue to be the Officers and Directors of the Surviving Corporation thereafter, until their successors are duly appointed or elected.

7. The Articles of Incorporation and Bylaws of the Surviving Corporation, as they exist immediately prior to the Effective Date, shall remain in effect as the Articles of Incorporation and Bylaws of the Surviving Corporation thereafter, unaffected by the Merger, except any amendments authorized by the Merger.

8. On the Effective Date, the Merging Corporation shall be merged with and into the Surviving Corporation, which shall continue its corporate existence under the laws of the State of Delaware. The separate existence and corporate organization of the Merging Corporation shall cease upon the Effective Date, and the Surviving Corporation shall possess all of the rights, privileges, immunities and franchises, as well as those of a public or of a private nature, of each of the Constituent Corporations; and all property, real, personal and mixed, and all debts due on whatever account, including subscriptions to shares, and all other choices in action, and all and every other interest, of or belonging to or due to each of the Constituent Corporations, shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and the title to any real estate or any interest therein, vested in either of the Constituent Corporations shall not revert or be in any way impaired by reason of such Merger. The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of the Constituent Corporations, and any claims existing or action or proceeding pending by or against a Constituent Corporation may be prosecuted to judgment as if such Merger had not taken place. Neither the rights of creditors nor any liens upon the property of either Constituent Corporation shall be impaired by the Merger.

9. This Agreement and Plan of Merger shall be submitted to the stockholders of each of the Constituent Corporations hereto in accordance with the applicable provisions of law, and the consummation of the Merger herein provided for is conditioned upon the approval and adoption hereof by the stockholders of the respective parties as provided by law.

10. This Agreement and Plan of Merger and the Merger herein contemplated may be abandoned by the Board of Directors of either of the Constituent Corporations at any time prior to the Effective Date. This Agreement may be amended, modified or supplemented at any time (before or after stockholder approval) prior to the Effective Date with the mutual consent of the Board of Directors of the Merging Corporation and the Surviving Corporation; provided, however, that this Agreement may not be amended, modified or supplemented after it has been approved by the Merging Corporation's stockholders in any manner which, in the judgment of the Board of Directors of the Merging Corporation, would have a material adverse effect on the rights of the Merging Corporation's stockholders or in any manner not permitted under applicable law.

                                      * * *

         IN WITNESS WHEREOF, the parties have caused this Agreement and Plan of Merger to be executed by their duly authorized officers, all as of the day and year first above written.


PROBEX CORP.,                               PROBEX CORP.,
a Colorado Corporation                      a Delaware Corporation


By:                                         By:
   -------------------------------             -------------------------------
         Thomas G. Plaskett                         Chairman of the Board
         Chairman of the Board


Attest:                                     Attest:
       ---------------------------                 ---------------------------
               Secretary                                    Secretary

                                    EXHIBIT C

                          CERTIFICATE OF INCORPORATION
                                       OF
                                  PROBEX CORP.

                                   ----------

                    Pursuant to the provisions of Section 102

                        of the General Corporation Law of

                              the State of Delaware

                                   ----------

         I, the undersigned, for the purpose of creating and organizing a corporation under the provisions of and subject to the requirements of the General Corporation Law of the State of Delaware, do HEREBY CERTIFY as follows:

         1. The name of the Corporation is Probex Corp. (the "Corporation").

         2. The address of the registered office of the Corporation in the State of Delaware is 1013 Centre Road in the City of Wilmington 19805, County of New Castle. The name of the registered agent of the Corporation at such address is Corporation Service Company.

         3. (a) The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful business, act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                  (b) The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatsoever.

         4. (a) Authorized Shares. The aggregate number of shares which this Corporation shall have authority to issue is One Hundred Million (100,000,000) shares of $0.001 par value each, which shares shall be designated "Common Stock"; and Ten Million (10,000,000) shares of $0.001 par value each, which shares shall be designated "Preferred Stock" and which may be issued in one or more series at the discretion of the Board of Directors. In establishing a series the Board of Directors shall give to it a distinctive designation so as to distinguish it from the shares of all other series and classes, shall fix the number of shares in such series, and the preferences, rights and restrictions thereof. All shares of any one series shall be alike in every particular except as otherwise provided by this Certificate of Incorporation or the Delaware General Corporation Law.

                  (b) Common Stock. The following is a description of Common Stock that the Corporation shall have authority to issue, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption thereof to the extent applicable thereto:

                           (1) Dividend Rights. Dividends in cash, property or
shares of the Corporation may be paid upon the Common Stock, as and when declared by the Board of Directors, to the extent and in the manner permitted by law, except that no Common Stock dividend shall be paid for any year unless the holders of Preferred Stock, if any, shall receive the maximum allowable Preferred Stock dividend for such year.

                           (2) Voting Rights. Each outstanding share of Common
Stock shall be entitled to one vote on each matter submitted to a vote of shareholders. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. Except as otherwise provided by this Certificate of Incorporation or the Delaware General Corporation Law, if a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders. Cumulative voting shall not be allowed in the election of directors of this Corporation.

                           (3) Rights Upon Liquidation. Subject to the rights of
any series of Preferred Stock created pursuant to the further provisions of this Section (b) of this Section 4 and subject to the terms of Section 4 hereto, in the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, each holder of shares of Common Stock shall be entitled to receive, ratably with each other holder of shares of Common Stock, that portion of the assets of the Corporation available for distribution to the holders of its Common Stock.

                  (c) Preferred Stock. The following is a description of the Preferred Stock that the Corporation shall have authority to issue, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption thereof to the extent applicable thereto:

                  Subject to the provisions of this Section 4, the Board of Directors of the Corporation is hereby authorized and empowered to classify or reclassify, in one or more series, any of the unissued shares of the Preferred Stock of the Corporation by establishing the number of shares of such series and by setting, changing or eliminating any of the preferences, conversion or other rights, voting powers, restrictions, limitations as to the dividends, qualifications, or terms and condition of redemption of such shares, all of which shall be set forth in a certificate of designation executed, acknowledged, filed and recorded in the manner required by the Delaware General Corporation Law ("Certificate of Designation"), and as may be permitted by the Delaware General Corporation Law.

                           (1) Designation and Amount; No Fractional Shares.
There shall be a series of Preferred Stock designated as "10% Cumulative Convertible Preferred Stock, Series A", $0.01 par value per share (the "Series A Preferred Stock"), and the authorized number of shares constituting such series shall be Five Hundred Fifty Thousand (550,000). The Series A Preferred Stock shall be issuable in whole shares only.

                           (2) Dividends.

                                    (i) Holders of shares of Series A Preferred
Stock shall be entitled to receive, when, as and if declared by the Board of Directors, or a duly authorized committee thereof, out of funds of the Corporation legally available for payment of dividends, cumulative cash dividends at the rate of 10.0% per annum per share on the initial liquidation preference of $10.00 per share (equivalent to $1.00 per annum per share of Series A Preferred Stock). Dividends on the Series A Preferred Stock shall be payable semi-annually in arrears to holders of record as they appear in the records of the Corporation at the close of business on March 31 and September 30 of each year, and shall be paid on May 1 and November 1 of each year thereafter (each a "Dividend Payment Date"), commencing on May 1, 2000. If any date on which dividends would otherwise be payable is a Saturday, Sunday or a day on which banking institutions in the States of Delaware or Texas are authorized or obligated by law or executive order to close, then the dividends otherwise payable on such date shall instead be payable on the next succeeding business day.

                                    (ii) Dividends on shares of the Series A
Preferred Stock shall be fully cumulative and shall accumulate (whether or not earned or declared and whether or not the Corporation has funds legally available for the payment of dividends), on a daily basis, without interest, from the previous Dividend Payment Date. Accumulated and unpaid dividends shall not bear interest.

                                    (iii) Any dividend payments made with
respect to the Series A Preferred Stock shall be made in cash; provided, however, that the Corporation may, at the election of the Board of Directors, subject to and in accordance with the provisions herein, duly authorize and issue fully paid and nonassessable shares of its Common Stock, $0.001 par value per share ("Dividend Shares") at the deemed value of $1.50 per Dividend Share, in lieu of the payment in cash of all or any portion of the dividend otherwise payable on any Dividend Payment Date. If the Corporation elects to issue Dividend Shares in lieu of the payment in cash of all or any portion of the dividend otherwise payable on any Dividend Payment Date, (1) the Corporation shall give notice of such election to the holders of shares of Series A Preferred Stock not less than 7 nor more than 60 days prior to such Dividend Payment Date; (2) the Corporation shall execute, issue and deliver on such Dividend Payment Date to each holder of record on the related record date, a stock certificate dated such Dividend Payment Date representing such number of Dividend Shares as equals the quotient of such portion of the dividend payable to such holder and $1.50; and (3) the due issuance of such Dividend Shares shall constitute full payment of such portion of dividend; provided, however, that, in lieu of the issuance of any fractional Dividend Shares, the Corporation shall, in its sole discretion, either (x) pay, on such Dividend Payment Date, to each holder of shares of Series A Preferred Stock who would otherwise be entitled to a fractional Dividend Share as a dividend on the aggregate number of shares of Series A Preferred Stock held by such holder on the related record date, an amount in cash equal to the product of such fraction and $1.50 or (y) round up such fractional Dividend and issue one additional full Dividend Share to such holder.

                                    (iv) No dividends may be declared or paid or
set apart for payment on any stock of the Corporation ranking on a parity with the Series A Preferred Stock with respect to the payment of dividends unless there shall also be or have been declared and paid or set apart for payment on the Series A Preferred Stock dividends for all dividend payment periods of the Series A Preferred Stock ending on or before the dividend payment date of such parity stock, ratably in proportion to the respective amounts of dividends (x) accumulated and unpaid or payable on such parity stock, on the one hand, and (y) accumulated and unpaid through the dividend payment period or periods of the Series A Preferred Stock next preceding such dividend payment date, on the other hand.

                                    (v) Except as set forth in the preceding
paragraph, unless full cumulative dividends on the Series A Preferred Stock have been paid through the most recently completed semi-annual dividend period for the Series A Preferred Stock, no dividends (other than in Common Stock of the Corporation) may be paid or declared and set apart for payment or other distribution made upon the Common Stock or on any other stock of the Corporation ranking junior to or on a parity with the Series A Preferred Stock as to dividends, nor may any Common Stock or any other stock of the Corporation ranking junior to or on a parity with the Series A Preferred Stock as to dividends be redeemed, purchased or otherwise acquired for any consideration (or any payment be made to or available for a sinking fund for the redemption of any shares of such stock; provided, however, that any moneys previously deposited in any sinking fund with respect to any such stock in compliance with the provisions of such sinking fund may thereafter be applied to the purchase or redemption of such stock in accordance with the terms of such sinking fund, regardless of whether at the time of such application full cumulative dividends upon shares of the Series A Preferred Stock outstanding to the most recent Dividend Payment Date shall have been paid or declared and set apart for payment) by the Corporation; provided that any such junior or parity stock or Common Stock may be converted into or exchanged for stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends.

                           (3) Liquidation.

                                    (i) On any liquidation, dissolution or
winding up of the Corporation, the shares of Series A Preferred Stock shall be entitled to receive payment of $10.00 per share, and shall be entitled to receive payment of all dividends (whether or not earned or declared) accrued and accumulated and unpaid on the shares of Series A Preferred Stock to the date of payment, and no more. Such payment shall be made before any distribution of assets is made to holders of shares of Common Stock or any other class or series of stock of the Corporation that ranks junior to the Series A Preferred Stock as to rights to distributions upon liquidation, dissolution or winding up. The holders of the Series A Preferred Stock shall not be entitled to receive the preferential amounts until the liquidation preference of any other stock of the Corporation ranking senior to the Series A Preferred Stock as to rights to distributions upon liquidation, dissolution or winding up shall have been paid (or a sum set aside therefor sufficient to provide for payment) in full.

                                    (ii) On any liquidation, dissolution or
winding up of the Corporation, no amounts may be paid or set apart for payment on any stock of the Corporation ranking on a parity with the Series A Preferred Stock as to rights to distributions upon liquidation, dissolution or winding up unless there shall also be or have been set aside for payment on the Series A Preferred Stock an amount equal to all dividends (whether or not earned or declared) accrued and accumulated and unpaid on the shares of Series A Preferred Stock to the date of payment, ratably in proportion to the respective amounts
(x) to be paid or set apart for payment on such parity stock, on the one hand, and (y) to be paid or set apart for payment on the Series A Preferred Stock, on the other hand.

                                    (iii) If, upon any liquidation, dissolution
or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of shares of Series A Preferred Stock and any stock ranking on a parity with the Series A Preferred Stock as to rights to distributions on liquidation, dissolution or winding up of the Corporation are insufficient to pay in full the payments to which such stock would be entitled, then such assets, or the proceeds thereof, shall be distributable among such holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

                                    (iv) For the purposes hereof, neither a
consolidation nor a merger of the Corporation with or into any other entity, nor a merger of any one or more other entities with or into the Corporation, nor a sale, lease, exchange or transfer of all or substantially all of the Corporation's assets shall be considered a liquidation, dissolution or winding up of the Corporation.

                           (4) Conversion.

                                    (i) The shares of Series A Preferred Stock
shall be convertible into shares of Common Stock at a conversion ratio of
5.33333 shares of Common Stock for each share of Series A Preferred Stock. Fractional shares of Common Stock will not be issued and in lieu thereof, the Corporation will pay to each holder of Series A Preferred Stock who would otherwise be entitled to a fractional share of Common Stock upon such conversion, an amount in cash equal to the product of such fraction and $1.875.

                                    (ii) The Series A Preferred Stock shall
automatically be converted after any thirty (30) day period in which the average Current Market Price of the Common Stock exceeds $5.625 per share. For purposes hereof, the "Current Market Price" shall mean for each trading day, if the Common Stock is traded on a securities exchange or the Nasdaq National Market, the closing price of the Common Stock on such exchange or market, or if not traded on a securities exchange, or if a closing price otherwise is not available, then the average of the bid and ask prices. Fractional shares of Common Stock will not be issued and in lieu thereof, the Corporation will pay to each holder of Series A Preferred Stock who would otherwise be entitled to a fractional share of Common Stock upon such conversion, an amount in cash equal to the product of such fraction and $1.875.

                                    (iii) In the event of a conversion, the
outstanding shares of Series A Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; and provided that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless and until the certificates evidencing such shares of Series A Preferred Stock are either delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. The Corporation shall as soon as practicable after such delivery, or after such agreement and indemnification, issue and deliver at such office to such holder of Series A Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which it, he or she shall be entitled as aforesaid. Such conversion shall be deemed to have been made simultaneously upon the occurrence of the event leading to such automatic conversion, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

                                    (iv) In case any shares of Series A
Preferred Stock shall be converted, the shares so converted shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of the class of Preferred Stock undesignated as to series and may be redesignated and reissued as part of any series of Preferred Stock.

                                    (v) The Corporation will not avoid or seek
to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section (4) and in the taking of all action as may be necessary or appropriate in order to protect the conversion rights of the holders of Series A Preferred Stock against impairment.

                                    (vi) The Corporation shall at all times
reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                           (5) Voting Rights.

                                    (i) The Series A Preferred Stock generally
will not have voting rights, except as set forth below and to the extent required by law.

                                    (ii) So long as any share of Series A
Preferred Stock are outstanding, the approval of a majority of the outstanding shares of Series A Preferred Stock and any parity stock similarly affected, voting together as a single class, is required in order to (i) amend the Certificate of Incorporation to affect materially and adversely the rights, preferences or voting power of the holders of the Series A Preferred Stock and such parity stock or (ii) amend the Certificate of Incorporation to authorize, reclassify, create or increase the authorized amount of any class of stock having rights senior to the Series A Preferred Stock and such parity stock with respect to the payment of dividends or amounts upon the liquidation, dissolution or winding up or conversion rights of the Corporation. Notwithstanding the foregoing, the Corporation may increase the authorized number of shares of Preferred Stock and may create additional classes of parity stock and junior stock, increase the authorized number of shares of parity stock and junior stock and issue additional series of parity stock and junior stock, all without the consent of any holder of Series A Preferred Stock.

                           (6) Redemption.

                                    (i) The shares of Series A Preferred Stock
shall not be redeemable prior to September 30, 2004. On or after such date the Corporation, at its option, may redeem the shares of Series A Preferred Stock, in whole or in part, out of funds legally available therefor, at any time or from time to time, subject to the notice provisions and provisions for partial redemption described below, beginning on September 30, 2004 at $10.00 per share plus, in each case, an amount equal to all dividends (whether or not earned or declared) accrued and accumulated and unpaid to the date fixed for redemption, without interest (the "Redemption Price").

                                    (ii) If full cumulative dividends on the
Series A Preferred Stock have not been paid or set apart for payment with respect to all prior dividend periods, the Series A Preferred Stock may not be redeemed in part and the Corporation may not purchase or acquire any shares of the Series A Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of the Series A Preferred Stock. If fewer than all the outstanding shares of Series A Preferred Stock are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors and the shares to be redeemed shall be selected by lot or pro rata or by any other means determined by the Board of Directors in its sole discretion to be equitable.

                                    (iii) If the Corporation redeems shares of
Series A Preferred Stock, written notice of the redemption shall be given by first class mail, postage prepaid, mailed not less than 30 days nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed at the holder's address as the same appears on the stock books of the Corporation and notice shall also be given by publication during the same period prior to the redemption date in a newspaper of national circulation; provided, however, that no failure to give such notice nor any defect therein shall affect the validity of the proceedings for the redemption of any shares of Series A Preferred Stock to be redeemed except as to a holder to whom the Corporation has failed to mail the notice or except as to a holder whose notice was defective. Each notice shall state: (i) the redemption date; (ii) the number of shares of Series A Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed from the holder, the number of shares to be redeemed from the holder; (iii) the Redemption Price; (iv) the place or places where certificates for shares are to be surrendered for payment of the Redemption Price; and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date (unless the Corporation shall default in providing funds for the payment of the Redemption Price of the shares called for redemption at the time and place specified in such notice).

                                    (iv) If a notice of redemption has been
given and if, on or before the date fixed for redemption, the funds necessary for redemption have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares of Series A Preferred Stock called for redemption, then, notwithstanding that any certificates for such shares have not been surrendered for cancellation, on the redemption date dividends shall cease to accrue on the shares to be redeemed, and at the close of business on the redemption date the holders of those shares shall cease to be stockholders with respect to those shares and shall have no interest in or claims against the Corporation by virtue thereof and shall have no voting or other rights with respect to those shares, except the right to receive the moneys payable upon surrender (and endorsement, if required by the Corporation) of their certificates, and the shares evidenced thereby shall no longer be outstanding. The Corporation's obligation to provide funds for the payment of the Redemption Price (including any accumulated and unpaid dividends to the redemption date) of the shares called for redemption shall be deemed fulfilled if, on or before a redemption date, the Corporation shall deposit, with a bank or trust company, or an affiliate of a bank or trust company, having a capital and surplus of at least $50,000,000, such funds sufficient to pay the Redemption Price (including any accumulated and unpaid dividends to the redemption date) of the shares called for redemption, in trust for the account of the holders of the shares to be redeemed (and so as to be and continue to be available therefor), with irrevocable instructions and authority to such bank or trust company that such funds be delivered upon redemption of the shares of Series A Preferred Stock called for redemption.

                                    (v) Subject to applicable escheat laws, any
moneys so set aside by the Corporation and unclaimed at the end of two years from the redemption date shall revert to the general funds of the Corporation, after which the holders of the shares called for redemption shall look only to the general funds of the Corporation for the payment of the amounts payable upon redemption. Any interest accrued on funds deposited shall be paid to the Corporation from time to time.

                                    (vi) Shares of Series A Preferred Stock that
have been issued and reacquired in any manner, including shares purchased or redeemed, shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of the class of Preferred Stock undesignated as to series and may be redesignated and reissued as part of any series of the Preferred Stock.

                           (7) Rank. Any stock of any class or classes or series
of the Corporation shall be deemed to rank:

                                    (i) prior to shares of the Series A
Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, if the holders of stock of the class or classes or series are entitled by the terms thereof to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of the Series A Preferred Stock;

                                    (ii) on a parity with shares of the Series A
Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, whether or not the dividend rates, dividend payment dates, or redemption or liquidation prices per share thereof are different from those of the Series A Preferred Stock, if the holders of stock of the class or classes or series are entitled by the terms thereof to the receipt of dividends or of amounts distributed upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority of one over the other as between the holders of the stock and the holders of shares of Series A Preferred Stock; and

                                    (iii) junior to shares of the Series A
Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, if the class or classes or series is Common Stock or if the holders of the Series A Preferred Stock are entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of stock of such class or classes or series.

                           (8) Headings. The headings of the various
subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

                           (9) Severability of Provisions. If any powers,
preferences and relative, participating, optional and other special rights of the Series A Preferred Stock and qualifications, limitations and restrictions thereof set forth in this certificate are invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other powers, preferences and relative, participating, optional and other special rights of Series A Preferred Stock and qualifications, limitations and restrictions thereof set forth herein which can be given effect without the invalid, unlawful or unenforceable powers, preferences and relative, participating, optional and other special rights of Series A Preferred Stock and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no powers, preferences and relative, participating, optional or other special rights of Series A Preferred Stock and qualifications, limitations and restrictions thereof set forth herein shall be deemed dependent upon any other such powers, preferences and relative, participating, optional or other special rights of Series A Preferred Stock and qualifications, limitations and restrictions thereof unless so expressed herein.

                  (d) The Board of Directors is hereby authorized and empowered to authorize the issuance by the Corporation from time to time of shares of any class of capital stock of the Corporation, whether now or hereafter authorized, or securities convertible into shares of capital stock of any class or classes, whether now or hereafter authorized, for such consideration and on such terms and conditions as may be deemed advisable by the Board of Directors and without any action by the stockholders.

         5. No holder of shares of stock of the Corporation shall have any preemptive or other right to receive any securities of the Corporation.

         6. (a) The number of directors of the Corporation shall be fixed from time to time in the manner provided by the Bylaws of the Corporation; provided, that at any time there is only one stockholder of the Corporation, the number of directors may be not less than one (1) nor more than nine (9).

                  (b) The number of directors constituting the initial Board of Directors of the Corporation is five (5), and the names and addresses of the persons who are to serve as directors until the first annual meeting of the stockholders or until their successors are elected and qualified are:

                Name                                                 Address
                ----                                                 -------

         K. Bruce Jones                                       88 S. Bishop Road
                                                              Santa Rosa Beach, FL 32459

         Anthony J. Maselli                                   109 North Road
                                                              Harwinton, CT 06791

         Thomas G. Murray                                     1467 LeMay, Suite 111
                                                              Carrollton, TX 75007

         Thomas G. Plaskett                                   1467 LeMay, Suite 111
                                                              Carrollton, TX 75007

         Charles M. Rampacek                                  1467 LeMay, Suite 111
                                                              Carrollton, Texas 75007

                  (c) Election of directors need not be by written ballot unless the Bylaws shall so provide. No holders of Common Stock of the Corporation shall have any rights to cumulate votes in the election of directors.

         7. In furtherance of, and not in limitation of, the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation or adopt new Bylaws, without any action on the part of the stockholders; provided, however, that no such adoption, amendment, or repeal shall be valid with respect to Bylaw provisions that have been adopted, amended, or repealed by the stockholders; and further provided, that Bylaws adopted or amended by the Board of Directors and any powers thereby conferred may be amended, altered, or repealed by the stockholders.

         8.       The Corporation is to have perpetual existence.

         9. (a) A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for such liability as is expressly not subject to limitation under the Delaware General Corporation Law, as the same exists or may hereafter be amended to further limit or eliminate such liability.

                  (b) The Corporation shall, to the fullest extent permitted by law, indemnify any and all officers and directors of the Corporation, and may, to the fullest extent permitted by law or to such lesser extent as is determined in the discretion of the Board of Directors, indemnify and advance expenses to any and all other persons whom it shall have power to indemnify, from and against all expenses, liabilities or other matters arising out of their status as such or their acts, omissions or services rendered in such capacities.

                  (c) The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability.

         10. The Corporation shall have the right, subject to any express provisions or restrictions contained in the Certificate of Incorporation or Bylaws of the Corporation, from time to time, to amend this Certificate of Incorporation or any provision thereof in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by the Certificate of Incorporation or any amendment thereof are conferred subject to such right.

         11. The name and mailing address of the incorporator of the Corporation is Bruce A. Hall, Probex Corp., 1467 LeMay, Suite 111, Carrollton, Texas 75007.

         THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this Certificate, hereby acknowledging and declaring and certifying that the foregoing Certificate of Incorporation is his act and deed and the facts herein stated are true, and accordingly has hereunto set his hand this ___ day of September, 2000.



                                       -----------------------------------------
                                       Bruce A. Hall

                                 [PROBEX LOGO]

                                  PROBEX CORP.

                                                                PRELIMINARY COPY

--------------------------------------------------------------------------------
                                                    PROBEX CORP.
                 PROXY            1467 LEMAY, SUITE 111, CARROLLTON, TEXAS 75007
                                           SPECIAL MEETING OF STOCKHOLDERS
                                                  AUGUST 31, 2000
--------------------------------------------------------------------------------

      The undersigned hereby appoints Thomas G. Plaskett and Bruce A. Hall, or either of them, with full power of substitution in each, proxies (and if the undersigned is a proxy, substitute proxies) to vote all common stock of the undersigned in Probex Corp. at the Special Meeting of Stockholders to be held at 1467 LeMay, Suite 111, Carrollton, Texas 75007, at 9:00 a.m., local time, on August 31, 2000, and at any adjournments or postponements thereof, as specified below:

1. PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 SHARES TO 100,000,000 SHARES.

                    [ ]  FOR            [ ]  AGAINST           [ ]  ABSTAIN

2. PROPOSAL TO APPROVE THE CHANGE IN THE STATE OF INCORPORATION OF THE COMPANY FROM COLORADO TO DELAWARE.

                    [ ]  FOR            [ ]  AGAINST           [ ]  ABSTAIN

3. PROPOSAL TO AUTHORIZE THE COMPANY TO OFFER AND SELL UP TO TEN MILLION SHARES OF THE COMPANY'S COMMON STOCK.

                    [ ]  FOR            [ ]  AGAINST           [ ]  ABSTAIN

4. In their discretion, the proxies (and if the undersigned is a proxy, any substitute proxies) are authorized to vote upon such other business as may properly come before the Special Meeting.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares, FOR the proposal to approve the change in the state of incorporation of the Company from Colorado to Delaware, and FOR the proposal to authorize the Company to offer and sell up to ten million shares of the Company's common stock.

Please sign name exactly as it appears on stock certificate. When shares held by joint tenants all should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


----------------------------------        --------------------------------------
Printed Name                              Signature

Dated:                      , 2000        --------------------------------------
       ---------------------              Title

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 SHARES TO 100,000,000 SHARES, FOR THE PROPOSAL TO APPROVE THE CHANGE IN THE STATE OF INCORPORATION OF THE COMPANY FROM COLORADO TO DELAWARE AND FOR THE PROPOSAL TO AUTHORIZE THE COMPANY TO OFFER AND SELL UP TO TEN MILLION SHARES OF THE COMPANY'S COMMON STOCK.